                                                                   EXHIBIT 10.05

                          LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement (as from time to time amended, supplemented, restated, or otherwise modified, this "Agreement") is entered into effective July 28, 2000 (the "Effective Date") by and among At Home Corporation, a Delaware corporation ("Lender") and Byron Smith, an individual and Beth Smith, his spouse (collectively, "Borrower"). This Agreement, the Note (defined in
Section 1.2), the Second Deed of Trust (defined in Section 1.3) and any other documents entered into pursuant to this Agreement or in connection with this Loan (defined in Section 1.1) are hereinafter sometimes collectively referred to as the "Loan Documents."

     WHEREAS, Lender desires to loan a certain sum to Borrower and Borrower wishes to borrow a certain sum from Lender in order that Borrower may purchase a primary residence in the San Francisco Bay area (the "Property");

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants set forth in this Agreement, Lender and Borrower hereby agree as follows:

     1.  AMOUNT AND TERMS OF LOAN.
         ------------------------

          1.1  Loan.  Subject to the terms and conditions of this Agreement, and
               ----
in reliance on the representations, warranties and covenants of Borrower in this Agreement, Lender shall loan Borrower the principal amount of Four Hundred Thousand Dollars ($400,000) (this "Loan") for the purchase of the Property. Borrower's indebtedness to Lender under the Loan Documents will be evidenced by a Secured Promissory Note executed by Borrower substantially in the form attached hereto as Exhibit A (the "Note").
                   ---------

          1.2  Interest.  The Note will provide that semi-annually compounded
               --------
interest on the unpaid principal of this Loan (except as provided in Section 1.5) will accrue at a rate equal to six and fifty-one hundredths percent (6.51%) per annum. Interest will continue to accrue until the date on which all amounts owing under the Loan Documents have been repaid in full.

          1.3  Security.  Borrower's indebtedness to Lender under the Loan
               --------
Documents will be secured by a second deed of trust in customary form (the "Second Deed of Trust") on the Property. The Second Deed of Trust will be executed by Borrower in favor of Lender, with North American Title Company acting as trustee. In the event that Borrower has a first lender for the Property, Lender agrees not to file the Second Deed of Trust with the County Recorder until Borrower's first lender has filed its deed of trust on the Property.

          1.4  Maturity of Loan.  The unpaid principal amount of this Loan and
               ----------------
all unpaid interest accrued thereon, together with any other related fees, expenses or costs, will be immediately due and payable to Lender in full on the date (the "Maturity Date") that is the earlier to occur of: (a) July 28, 2004, or (b) the date on which the unpaid principal amount and interest due under this Loan becomes due and payable under Section 3.1.

          1.5  Forgiveness of Loan.  On each of July 28, 2001, 2002, 2003 and
               -------------------
2004, unless the unpaid principal amount and interest due under this Loan has become due and payable under Section 3.1 on or before such date, Lender shall forgive $100,000 of the principal amount of this Loan and all unpaid interest accrued thereon as of such date.

          1.6  Tax.  For each year that Lender forgives a portion of the Loan
               ---
pursuant to Section 1.6, Lender will also pay Borrower, on December 31 of each such year, a cash amount equal to Borrower's tax liability for such Loan forgiveness. Borrower will be responsible for any other tax liability it incurs in connection with this Loan and its repayment.

          1.7  Prepayment.  Borrower may prepay the unpaid principal and
               ----------
interest due under this Loan at any time, without penalty, in whole or in part in amounts of at least Ten Thousand Dollars ($10,000). Each prepayment will be applied as follows: (a) first to the payment of accrued interest, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on this Loan.


          1.8  At Will Employment.  Borrower is an "at will" employee of Lender,
               ------------------
and nothing in this Agreement or any exhibit shall be construed as a promise of continued employment.

     2.  COVENANTS OF BORROWER.
         ---------------------

          2.1  Use of Loan Proceeds.  Borrower will apply the entire Loan
               --------------------
proceeds towards the purchase of the Property. Borrower agrees to return any Loan proceeds which are not used for the purchase of the Property to Lender within thirty (30) days following the closing of the purchase of the Property. If Borrower does not purchase the Property on or before the date that is one year after the date of this Agreement, Borrower shall immediately pay to Lender the unpaid principal amount of this Loan and all unpaid interest accrued thereon in full as one balloon payment.

          2.2  Requirements for Purchase of Property.  Borrower shall purchase
               -------------------------------------
the Property in an arm's length transaction. Borrower shall not purchase the Property until Borrower has made reasonable efforts to ensure that the Property is free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests, except: (a) if Borrower has a first lender for the Property, the first deed of trust filed by such first lender; (b) statutory liens for the payment of current taxes that are not yet delinquent; and (c) as otherwise approved in writing by Lender. Upon executing an agreement to purchase the
Property: (i) Borrower shall immediately notify Lender; (ii) the address of the Property shall be identified on the signature page to this Agreement; and (iii) Borrower shall provide a preliminary and final title report to Borrower when such items become available.

          2.3  Second Deed of Trust.  Borrower will, upon execution of an
               --------------------
agreement to purchase a residence in the San Francisco Bay area, duly execute the Second Deed of Trust and deliver it to Lender.

          2.4  Insurance Covering Collateral.  Borrower shall maintain all risk
               -----------------------------
property damage insurance policies covering the Property in an amount at least equal to the value of the dwelling on the Property.


          2.5  Further Assurances.  In addition to the obligations and documents
               ------------------
that this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.

     3.   DEFAULT BY BORROWER.
          -------------------

          3.1  Acceleration.  The unpaid principal and interest due under this
               ------------
Loan will become immediately due and payable, without the need for any further action on the part of Lender or any other holder of the Note: (a) on the date that is ninety (90) days after the date of termination of Borrower's employment with Lender for any reason other than termination without cause by Lender (as "cause" is defined in Lender's employment offer letter to Borrower dated January 4, 2000, as amended (the "Offer Letter")); (b) upon violation by Borrower of any of the covenants set forth in Article 2 of this Agreement; or (c) upon Borrower's sale, gift, assignment or other transfer of the Property, except for transfers which, by law, cannot be restricted by a due-on-sale clause.

          3.2  Default.  Borrower will be deemed to be in default of this Loan
               -------
if: (a) Borrower fails to pay Lender (or, in the event another party holds the Note, such holder) the full amount of unpaid principal and interest due under this Loan on or before the Maturity Date, and (b) Borrower does not cure this failure to pay within five (5) calendar days after Lender gives Borrower written notice of such failure to pay.

          3.3  Remedies Upon Default.  Upon Borrower's default of this Loan,
               ---------------------
Lender may pursue its rights under the Note and the Second Deed of Trust. The rights and remedies of Lender herein provided are cumulative, and are not exclusive of any other rights or remedies provided by law or otherwise.

     4.   MISCELLANEOUS.
          -------------

          4.1  Entire Agreement.  Except for the mortgage assistance payments
               ----------------
provided for in the Offer Letter, the Loan Documents constitute the entire agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

          4.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties, including any subsequent holders of the Note; provided, however, that Borrower may not assign or delegate any of its
      --------  -------
rights or obligations hereunder or under any other Loan Document or any interest herein or therein without Lender's prior written consent.

          4.3  No Third Party Beneficiaries.   Nothing in this Agreement,
               ----------------------------
express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          4.4  Construction.  This Agreement and its exhibits are the result of
               ------------
negotiations between the parties and have been reviewed by each party hereto. Accordingly, this Agreement will be deemed to be the product of the parties hereto and no ambiguity will be construed in favor of or against any party.

          4.5  Section Titles.  The Section titles contained in this Agreement
               --------------
are and will be without substantive meaning or content of any kind and are not part of this Agreement.

          4.6  Modification; Waiver.  This Agreement may be modified or amended
               --------------------
only by a writing signed by both parties hereto. No waiver or consent with respect to this Agreement will be binding unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights under this Agreement or any other Loan Document. No delay or failure on the part of either party in exercising any right or remedy under this Agreement or any other Loan Document will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

          4.7  Severability.  The invalidity or unenforceability of any term or
               ------------
provision of this Agreement will not affect the validity or enforceability of any other term or provision.

          4.8  Governing Law.  This Agreement will be exclusively governed by
               -------------
and construed in accordance with the internal laws of the State of California, as applied to agreements entered into solely between residents of and to be performed entirely in the State of California, without reference to that body of law relating to conflicts of law or choice of law.

          4.9  Jurisdiction.  The parties agree that any controversy or claim
               ------------
arising out of or relating to this Agreement shall be tried and litigated exclusively in a state or federal court with jurisdiction located in San Mateo County in the State of California.

          4.10  Waiver of Jury Trial.  The parties waive any right they may have
                --------------------
to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

          4.11  Attorneys' Fees.  If either party hereto commences or maintains
                ---------------
any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or default or claimed breach or default of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorneys' fees and court costs incurred therein. This provision does not limit Lender's ability to recover additional expenses under the Note.

  4.12  Counterparts.  This Agreement may be executed in one or two
        ------------
counterparts, each of which will be deemed an original, but together will constitute one and the same instrument.


          [The remainder of this page was left blank intentionally.]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

BORROWER:                               LENDER:
                                        At Home Corporation

/s/ Byron Smith                         /s/ George Bell
__________________________              _______________________________
Byron Smith                             George Bell, Chairman and
                                        Chief Executive Officer

/s/ Beth Smith
__________________________
Beth Smith



ADDRESS OF PROPERTY
-------------------
(to be completed upon Borrower's execution of an agreement to purchase the Property):


__________________________________

__________________________________



Attachments:
-----------

Exhibit A - Secured Promissory Note

                            SECURED PROMISSORY NOTE
                            -----------------------

                                                        Redwood City, California

$400,000                                                July 28, 2000

     For value received, Byron Smith, an individual, and Beth Smith, his spouse (collectively, "Borrower") hereby promise to pay to the order of At Home Corporation, a Delaware corporation (the "Company") on or before July 28, 2004 (the "Maturity Date"), at the Company's principal place of business at 450 Broadway Street, Redwood City, California 94603, or at such other place as the Company may direct, the principal sum of Four Hundred Thousand Dollars ($400,000), together with interest at the rate of six and fifty-one hundredths percent (6.51%) compounded semi-annually, which rate is the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, for July 2000; provided, however, that the rate at which interest will
                        --------  -------
accrue on unpaid principal under this secured promissory note (as may be amended, restated, supplemented, or otherwise modified from time to time, this "Note") will not exceed the highest rate permitted by applicable law. Except as provided by Section 2, accrued interest is payable in full on the Maturity Date. Interest will continue to accrue until the date on which all amounts owing on this Note have been repaid in full.

     This Note is issued pursuant to that certain Loan and Security Agreement dated as of the date hereof between the Company and Borrower (the "Loan Agreement"). The following is a statement of the additional rights and obligations of the holder of this Note and the terms and conditions to which this note is subject, and to which the holder, by the acceptance of this Note, agrees as follows:

     1.  Security.  Payment of this Note is secured by a second deed of trust on
         --------
the real property purchased by Borrower with the proceeds from this Note (the "Property"), the address of which shall be identified on the signature page of this Note upon Borrower's execution of an agreement to purchase the Property.

     2.  Acceleration.  The unpaid principal and interest due under this Note
         ------------
will become immediately due and payable, without the need for any further action on the part of the Company or any other holder of this Note: (a) on the date that is ninety (90) days after the date of termination of Borrower's employment with the Company for any reason other than termination without cause by the Company (as "cause" is defined in the Company's employment offer letter to Borrower dated January 4, 2000, as amended (the "Offer Letter")); (b) upon violation by Borrower of any of the covenants set forth in Article 2 of the Loan Agreement; or (c) upon Borrower's sale, gift, assignment or other transfer of the Property, except for transfers which, by law, cannot be restricted by a due-on-sale clause. Each of the events described in this Section 2 constitutes an "Acceleration Event".

     3.  Default.  Borrower will be deemed to be in default under this Note if:
         -------
(a) Borrower fails to pay the holder of this Note the full amount of unpaid principal and interest due under this Note on or before: (i) the date that is four years after the date of this Note, or (ii) such earlier date as dictated by the occurrence of an Acceleration Event; and (b) Borrower does not cure this failure to pay within five (5) calendar days after the Company gives Borrower written notice of such failure to pay.

     4.  Prepayment. Borrower may prepay the unpaid principal and interest due
         ----------
under this Note at any time, without penalty, in whole or in part in amounts of at least Ten Thousand Dollars ($10,000). Each prepayment will be applied as follows: (a) first to the payment of accrued interest, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on this Note.

     5.  Assignment.  This Note is freely transferable and assignable by the
         ----------
Company and each subsequent holder, provided that such transfer is made in compliance with all applicable state and federal securities laws. Any reference to the Company herein will be deemed to refer to any subsequent transferee of
this Note at such time as such transferee holds this Note.   Borrower may not
assign or delegate this Note, whether by voluntary assignment or transfer, operation of law or otherwise.

     6.  Governing Law.  This Note will be exclusively governed by and construed
         -------------
in accordance with the internal laws of the State of California, as applied to agreements entered into solely between residents of and to be performed entirely in the State of California, without reference to that body of law relating to conflicts of law or choice of law.

     7.  Waivers by Borrower; Amendment.  Borrower hereby waives presentment,
         ------------------------------
notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and the Company.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.


                              BORROWER:

                              /s/ Byron Smith
                              ______________________________
                              Byron Smith

                              /s/ Beth Smith
                              _______________________________
                              Beth Smith



ACCEPTED AND ACKNOWLEDGED:

THE COMPANY:

At Home Corporation


/s/ George Bell
______________________________
George Bell, Chairman and
Chief Executive Officer




ADDRESS OF PROPERTY
-------------------
(to be completed upon Borrower's execution of an agreement to purchase the Property):


_____________________________________

_____________________________________

                                     -3-